                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

   ------------------------------------------------------------------------------------------------------------

   Distribution Date:  August 27, 2001

   (i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:

                              $11,241,840.92
                              ---------------
                            (  $ 0.0001124   , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

   (ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:

                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:

                              $808,557.30
                              ---------------
                            (  $ 0.0000081   , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

   (iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                              $5,158,250.00
                              ---------------
                            (  $ 0.0000115   , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

             (1)     Distributed to Class A-1 Noteholders:
                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

             (2)     Distributed to Class A-2 Noteholders:
                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

             (3)     Balance on Class A-1 Notes:
                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

             (4)     Balance on Class A-2 Notes:
                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (vi)      Payments made under the Cap Agreement on such date:                      August 24, 2001
                                                                -----------------------------------------
                            (  $0.00           with respect to the Class A-1 Notes,
                              ---------------
                            (  $0.00           with respect to the Class A-2 Notes;
                              ---------------
                              and the total outstanding amount owed to the Cap Provider:        $0.00
                                                                                        ------------------

   (vii)     Pool Balance at the end of the related Collection Period:         $505,916,461.49
                                                                      ------------------------------------
   (viii)    After giving effect to distributions on this Distribution Date:

             (a)     (1)      Outstanding principal amount of Class A-1 Notes:          $62,486,788.58
                                                                              ----------------------------
                     (2)      Pool Factor for the Class A-1 Notes:   0.62486789
                                                                  ----------------------------

             (b)     (1)      Outstanding principal amount of Class A-2 Notes:          $450,000,000.00
                                                                              ----------------------------

                     (2)      Pool Factor for the Class A-2 Notes:   1.00000000
                                                                  ----------------------------

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
   (ix)      Note Interest Rate for the Notes:
             (a)     In general
                     (1)      Three-Month Libor was
                              4.0700000%     for the period
                              ---------------

                     (2)      The Student Loan Rate was:      6.1052262%
                                                        --------------------------------------

             (b)     Note Interest Rate for the Class A-1 Notes:     4.2000000%  (Based on 3-Month LIBOR)
                                                                -----------------

             (c)     Note Interest Rate for the Class A-2 Notes:     4.3900000%   (Based on 3-Month LIBOR)
                                                                -----------------


   (x)               Amount of Master Servicing Fee for  related Collection Period:     $621,273.90
                                                                                   ----------------------

                               $ 0.000006213  , per $1,000 original principal amount of Class A-1 Notes.
                              ---------------
                               $ 0.000001381  , per $1,000 original principal amount of Class A-2 Notes.
                              ---------------

   (xi)              Amount of Administration Fee for related Collection Period:         $3,000.00
                                                                                -------------------------

                               $ 0.000000030  , per $1,000 original principal amount of Class A-1 Notes.
                              ---------------
                               $ 0.000000007  , per $1,000 original principal amount of Class A-2 Notes.
                              ---------------

   (xii)     (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:    $365,759.15
                                                                                                    ------------------------------

             (b)     Delinquent Contracts                 # Disb.             %            $ Amount             %
                                                          -------            ---           --------            ---
                     30-60 Days Delinquent                  781                          $  8,249,675
                     61-90 Days Delinquent                  289                          $  3,035,965
                     91-120 Days Delinquent                 187                          $  1,995,234
                     More than 120 Days Delinquent          517                          $  5,928,554
                     Claims Filed Awaiting Payment          105                          $  1,132,636
                                                      ------------       ---------      --------------      -------
                        TOTAL                             1,879                  *       $ 20,342,064

             (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:     $       -
                                                                                                        ---------------------
             (d)     Reserve Account Balance                                                            $ 9,165,251
                                                                                                        ---------------------
                     Draw for this Distribution Date                                                    $       -
                                                                                                        ---------------------
                     Realized Loss Draw                                                                 $       -
                                                                                                        ---------------------
   (xiii)    Amount in the Prefunding Account:    $1,166,813.16
                                              ---------------------------------

   (xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                     Subsequent Pool Student Loans:     0.00
                                                   ----------------------------

   (xv)      Amount in the Pre-Funding Account at the end of the Funding period to be distributed:      $0.00
                                                                                                  --------------------------

   (xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:   $117,838.94
                                                                                                  --------------------------

   (xvii)    Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:    0.00
                                                                                                              --------------
   (xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
             to the Securities Guaranty Insurance Policy:        0.00
                                                         -----------------------

   (xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:           $148,954.93
                                                                                           ------------------------------------

             The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                0.00
                                                                                           ------------------------------------

             The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                  $0.00
                                                                                           ------------------------------------

             The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                   0.00
                                                                                           ------------------------------------
             and the amount of any Termination Pymt either paid by or made to the Trust on                0.00
                                                                                           ------------------------------------
             such Distribution Date:


   * Not Currently Available